                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           (Amendment No.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            Amerada Hess Corporation
 ................................................................................

                (Name of Registrant as Specified in Its Charter)

 ................................................................................

    (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
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      2) Aggregate number of securities to which transaction applies:
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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

      5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
--------------------------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
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      3) Filing Party:
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      4) Date Filed:
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

                            AMERADA HESS CORPORATION
                          1185 AVENUE OF THE AMERICAS
                              NEW YORK, N.Y. 10036

                                                                  March 28, 2001

Dear Stockholder:

     The annual meeting of stockholders will be held at the Hess Office Building, 1 Hess Plaza, Route 9, Woodbridge, New Jersey, on Wednesday, May 2, 2001, at 2:00 P.M., local time. The formal notice of annual meeting and proxy statement, which are contained in the following pages, outline the action to be taken by the stockholders at the meeting.

     You are cordially invited to attend this meeting. The Hess Office Building can be reached, if you travel by car, from Exits 127 (northbound) and 130 (southbound) of the Garden State Parkway or Exit 11 of the New Jersey Turnpike or, if you travel by train, from the Metropark station in Iselin, New Jersey.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND. ACCORDINGLY, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. MANY STOCKHOLDERS WILL ALSO BE ABLE TO VOTE THEIR SHARES BY USING A TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET. PLEASE CHECK YOUR PROXY CARD TO SEE WHAT METHODS ARE AVAILABLE TO YOU AND RELATED INSTRUCTIONS. YOUR COOPERATION WILL BE APPRECIATED.

                                Sincerely yours,



                /s/ John B. Hess                               /s/ W.S.H. Laidlaw
             Chairman of the Board                                 President and
          and Chief Executive Officer                         Chief Operating Officer

                            AMERADA HESS CORPORATION
                          1185 AVENUE OF THE AMERICAS
                              NEW YORK, N.Y. 10036

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      WEDNESDAY, MAY 2, 2001, AT 2:00 P.M.

To the Stockholders:

     The annual meeting of stockholders of Amerada Hess Corporation will be held at the Hess Office Building, 1 Hess Plaza, Route 9, Woodbridge, New Jersey, on Wednesday, May 2, 2001, at 2:00 P.M., local time, for the following purposes:

       1. To elect four directors for the ensuing three-year term (pages 1 to 21 of proxy statement);

       2. To act upon the ratification of the selection by the board of directors of Ernst & Young LLP as independent auditors (page 21); and

       3. To transact any other business which properly may be brought before the meeting.

     All stockholders are cordially invited to attend, although only stockholders of record at the close of business on March 19, 2001 will be entitled to vote at the meeting.

                      By order of the board of directors,

                                 Carl T. Tursi
                                   Secretary

New York, New York
March 28, 2001

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING FORM OF PROXY, OR TO USE OUR NEW METHODS OF TELEPHONE OR INTERNET VOTING, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES CAN BE VOTED.

                            AMERADA HESS CORPORATION

                                PROXY STATEMENT

     The enclosed proxy is solicited by the board of directors of Amerada Hess Corporation for use at the annual meeting of stockholders on May 2, 2001, at 2:00 P.M., local time.

     The company's principal executive office is located at 1185 Avenue of the Americas, New York, New York 10036. The approximate date on which this proxy statement is first being sent to stockholders is March 28, 2001.

     Holders of record of common stock of the company at the close of business on March 19, 2001 will be entitled to vote at the annual meeting. Each share of common stock will be entitled to one vote. On March 19, 2001, there were 89,115,855 shares of common stock outstanding. There are no other voting securities of the company outstanding. A majority of the outstanding shares of common stock, present in person or represented by proxy, will constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum for the transaction of business.

     If you are a registered stockholder, you can simplify your voting by using the internet or calling the toll-free number listed on the enclosed proxy card. Internet and telephone voting information is provided on the proxy card. A control number, located on the instruction sheet attached to the proxy card, is designated to verify a stockholder's identity and allow the stockholder to vote the shares and confirm that the voting instructions have been recorded properly. If you vote via the internet or by telephone, there is no need to return a signed proxy card. However, you may still vote by proxy by using the proxy card enclosed with this proxy statement.

     Proxies in the form enclosed will be voted at the annual meeting in accordance with the specifications you make on the proxy. If you sign the proxy card and do not specify how your shares are to be voted, your shares will be voted:

     - for the election of directors nominated herein, and

     - for the proposal to ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2001.

     You may revoke the proxy at any time prior to its use by delivering a written notice to the secretary of the company, by executing a later-dated proxy in a form permitted under Delaware law, or by attending the annual meeting and voting in person.

                             ELECTION OF DIRECTORS

     At the annual meeting, four directors are to be elected to serve for a term of three years and until their successors are elected and qualified. It is intended that proxies will be voted for the nominees set forth herein. Directors are elected by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will not affect tabulation of the vote for directors. It is expected that all candidates will be able to serve. However, if one or more are unable to do so, the proxy holders will vote the proxies for the remaining nominees and for substitute nominees chosen by the board of directors unless it reduces the number of directors to be elected.

     The following table presents information as of February 1, 2001 on the nominees for election as directors of the company and the directors continuing in their respective terms of office:

                             NOMINEES FOR DIRECTOR

                                    Class I

                      For three-year term expiring in 2004

                               PRINCIPAL OCCUPATION              DIRECTOR
          NAME               AND BUSINESS EXPERIENCE      AGE     SINCE          OTHER DIRECTORSHIPS
          ----               -----------------------      ---    --------        -------------------
Nicholas F. Brady.......  Chairman, Darby Overseas         70      1994    C2, Inc.
                            Investments, Ltd.                              H.J. Heinz Company
                            (investment firm);                             Director or trustee of
                            Former Secretary of the                          various Templeton mutual
                            United States Department of                      funds
                            the Treasury;
                            Former Chairman of the
                            Board, Dillon, Read & Co.
                            Inc. (investment banking
                            firm)

J. Barclay Collins II...  Executive Vice President and     56      1986    Dime Bancorp, Inc.
                            General Counsel

Thomas H. Kean..........  President, Drew University;      65      1990    ARAMARK Corporation
                          Former Governor of the                           The CIT Group, Inc.
                            State of New Jersey                            Fiduciary Trust Company
                                                                           International
                                                                           The Pepsi Bottling Group
                                                                           UnitedHealth Group
                                                                           Incorporated

Frank A. Olson..........  Chairman of the Board, The       68      1998    Becton Dickinson and
                            Hertz Corporation                              Company
                                                                           White Mountains
                                                                           Insurance Group Ltd.

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

                                    Class II

                             Term expiring in 2002

                               PRINCIPAL OCCUPATION              DIRECTOR
          NAME               AND BUSINESS EXPERIENCE      AGE     SINCE          OTHER DIRECTORSHIPS
          ----               -----------------------      ---    --------        -------------------
Edith E. Holiday........  Attorney; Former Assistant       48      1993    Beverly Enterprises, Inc.
                            to the President of the                        Hercules, Incorporated
                            United States and Secretary                    H.J. Heinz Company
                            of the Cabinet;                                RTI International
                            Former General Counsel,                        Metals, Inc.
                            United States Department of                    Director or trustee of
                            the Treasury                                     various Franklin Templeton
                                                                             mutual funds

W. S. H. Laidlaw........  President and Chief Operating    45      1994    Premier Oil plc
                            Officer

                               PRINCIPAL OCCUPATION              DIRECTOR
          NAME               AND BUSINESS EXPERIENCE      AGE     SINCE          OTHER DIRECTORSHIPS
          ----               -----------------------      ---    --------        -------------------
Roger B. Oresman........  Consulting Partner,              80      1969    --
                            Milbank, Tweed,
                            Hadley & McCloy LLP
                            (attorneys)

Robert N. Wilson........  Vice Chairman of the Board of    60      1996    United States Trust
                            Directors, Johnson & Johnson                          Corporation

Robert F. Wright........  Former President and Chief       75      1981    --
                            Operating Officer

                                   Class III

                             Term expiring in 2003

                               PRINCIPAL OCCUPATION              DIRECTOR
          NAME               AND BUSINESS EXPERIENCE      AGE     SINCE          OTHER DIRECTORSHIPS
          ----               -----------------------      ---    --------        -------------------
Peter S. Hadley.........  Former Senior Vice President,    72      1991    --
                            Metropolitan Life Insurance
                            Company

John B. Hess............  Chairman of the Board and        46      1978    --
                            Chief Executive Officer

William R. Johnson......  Chairman, President and Chief    52      1996    PNC Bank
                            Executive Officer                              The Clorox Company
                            H.J. Heinz Company

John Y. Schreyer........  Executive Vice President and     61      1990    --
                            Chief Financial Officer

William I. Spencer......  Former President and Chief       83      1982    --
                          Administrative Officer,
                            Citicorp and Citibank, N.A.

     All of the nominees and directors named above have held substantially the positions or former positions indicated for the past five years, except as described below. Mr. Johnson served in various senior executive positions at H.J. Heinz Company prior to his becoming president and chief executive officer in 1998. Mr. Olson retired as chief executive officer of The Hertz Corporation at the end of 1999 and continues as non-executive chairman of its board.

     John B. Hess, Nicholas F. Brady, Thomas H. Kean and John Y. Schreyer may be deemed to be control persons of the company by virtue of their beneficial ownership of common stock in their capacity as executors of the estate of Leon Hess and as trustees of certain related trusts. See "Ownership of Voting Securities by Certain Beneficial Owners."

     The audit committee of the board of directors is composed of Robert N. Wilson, Chairman, Edith E. Holiday, Thomas H. Kean and William I. Spencer. During 2000, the Board of Directors reviewed the composition of the audit committee in view of new rules adopted by the New York Stock Exchange. The board determined that each member of the audit committee was "independent" within the meaning of these new rules. The audit committee met six times in 2000. In addition, the audit committee held two telephone conference calls in 2000 with management and the independent auditors to review quarterly financial results.

     The board of directors has adopted a written charter for the audit committee. A copy of this charter is included as an appendix to this proxy statement. As stated in the charter, the audit committee's principal responsibility is to provide assistance to the board of directors in fulfilling its oversight responsibility to the shareholders, the investment community and others relating to:

     - the company's financial statements,

     - the financial reporting practices of the company,

     - the systems of internal accounting and financial controls,

     - the internal audit function,

     - the annual independent audit of the company's financial statements,

     - the review of the independence of outside auditors, and

     - the company's environmental and safety policies and compliance.

     The board of directors' compensation committee is composed of Nicholas F. Brady, Chairman, Peter S. Hadley, William I. Spencer and Robert N. Wilson. The compensation committee met twice in 2000. The compensation committee approves and administers the company's compensation policies for executive officers and approves the compensation of the chief executive officer, and is authorized to make awards of options, restricted stock and other stock and cash compensation permitted under the amended and restated 1995 long-term incentive plan.

     The employee benefits and pension committee is composed of William I. Spencer, Chairman, Peter S. Hadley, Edith E. Holiday, Thomas H. Kean and Roger
B. Oresman. This committee, which met once in 2000, oversees the company's benefit plans. It recommends to the board of directors asset allocation targets and investment managers for the employees' pension plan and appoints investment managers for the employees' savings and stock bonus plan and the savings and stock bonus plan for retail operations employees.

     The directors and board affairs committee is composed of Nicholas F. Brady, Chairman, Edith E. Holiday and Thomas H. Kean. This committee is responsible for reviewing:

     - the size and composition of the board,

     - appropriate board practices and procedures,

     - board meeting content,

     - frequency and length of board meetings, and

     - composition and function of committees of the board of directors.

This committee also recommends for election as directors qualified candidates identified through various sources. Stockholders may suggest candidates by writing to the secretary of the company, including a brief summary of each candidate's qualifications. This committee met once in 2000.

     The board of directors met twelve times in 2000. Each director attended at least 75% of the aggregate of all board of directors' meetings and all meetings of committees of the board of directors on which he or she served during 2000.

CERTAIN TRANSACTIONS

     The company retained Milbank, Tweed, Hadley & McCloy LLP, of which Mr. Oresman is a consulting partner, to provide legal services in 2000. It is expected that the company's dealings with this firm will continue in 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     In March 2001, the company filed a Form 5 for 2000 on behalf of Mr. Robert
P. Strode reporting the acquisition of 10,000 stock options and 5,000 shares of restricted stock in December 2000. These acquisitions are exempt from the provisions of Section 16(b) of the Securities Exchange Act of 1934 and are eligible for deferred reporting on Form 5. This Form 5 should have been filed by February 14, 2001.

REPORT OF THE AUDIT COMMITTEE

     The audit committee of the board of directors oversees the company's financial reporting on behalf of the board. Management is responsible for the system of internal controls and for preparing financial statements. The independent auditors are responsible for expressing an opinion on the fair presentation of the audited financial statements in conformity with generally accepted accounting principles. The audit committee operates in accordance with a charter approved by the board of directors, a copy of which is attached as an appendix to this proxy statement.

     In fulfilling its oversight responsibilities, the audit committee reviewed the audited December 31, 2000 financial statements of the company with management and the independent auditors. Management represented to the committee that these statements were prepared in accordance with generally accepted accounting principles. The audit committee also discussed accounting policies, significant judgements inherent in the financial statements, disclosures and other matters required by generally accepted auditing standards with management and the independent auditors. In addition, the committee has received from the independent auditors the annual independence disclosures required by the Independence Standards Board Standard No. 1 and discussed with them their independence from management and the company. In that connection, the audit committee considered the compatibility of all non-audit services with the auditors' independence.

     During 2000, the audit committee met with management, the internal auditors and independent auditors to discuss:

     - the annual audit scope and plans for their respective audits,

     - the adequacy of staffing and related fees,

     - the results of their examinations, and

     - the adequacy and effectiveness of accounting and financial controls.

The audit committee also met with the independent auditors and the internal auditors without management present.

     In reliance on the reviews and discussions with management and the independent auditors, the audit committee recommended to the board of directors, and the board approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission. The audit committee has also recommended the selection of, and the board of directors has selected, Ernst & Young LLP as independent auditors for 2001. The board has proposed that the stockholders ratify this selection at the annual meeting.

Robert N. Wilson, Chairman
Edith E. Holiday
Thomas H. Kean
William I. Spencer

EXECUTIVE COMPENSATION AND OTHER INFORMATION

  SUMMARY OF COMPENSATION

     The following table sets forth information on compensation paid or accrued for each of the last three completed fiscal years to the chief executive officer and the four other most highly compensated executive officers, for services in all capacities to the company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION                     LONG-TERM COMPENSATION
                               -----------------------------------------   -------------------------------------
                                                                                    AWARDS             PAYOUTS
                                                                           ------------------------   ----------
                                                                           RESTRICTED    SECURITIES
                                                             OTHER            STOCK      UNDERLYING                   ALL OTHER
  NAME AND PRINCIPAL                                        ANNUAL         AWARD(S)($)    OPTIONS/       LTIP      COMPENSATION($)
       POSITION         YEAR   SALARY($)   BONUS($)*    COMPENSATION($)        ***        SARS(#)     PAYOUTS($)        ****
----------------------  ----   ---------   ---------   -----------------   -----------   ----------   ----------   ---------------
         (a)            (b)       (c)         (d)             (e)              (f)          (g)          (h)             (i)
----------------------  ----   ---------   ---------   -----------------   -----------   ----------   ----------   ---------------
John B. Hess,.........  2000   1,000,000   1,865,000             --         3,012,500      100,000           --         8,500
  Chairman of the       1999   1,000,000   1,150,000             --                --      150,000           --         8,000
    Board and Chief     1998   1,000,000     300,000             --                --      100,000           --         8,000
    Executive Officer

W. S. H. Laidlaw,.....  2000     900,000   1,505,000             --         1,807,500       60,000           --         8,500
  President and Chief   1999     900,000     925,000        140,150**              --      100,000           --         8,000
    Operating Officer   1998     900,000     250,000             --                --       65,000           --         8,000

J. Barclay Collins,...  2000     650,000     595,000             --         1,205,000       40,000           --         8,500
  Executive Vice        1999     650,000     350,000             --                --       60,000           --         8,000
    President and       1998     650,000     100,000             --                --       40,000           --         8,000
    General Counsel

John Y. Schreyer,.....  2000     650,000     595,000             --         1,205,000       40,000           --         8,500
  Executive Vice        1999     650,000     350,000             --                --       60,000           --         8,000
    President and       1998     650,000     100,000             --                --       40,000           --         8,000
    Chief Financial
    Officer

F. Borden Walker,.....  2000     525,000     175,000             --           602,500       20,000           --         8,500
  Senior Vice           1999     475,000     100,000             --                --       15,000           --         8,000
    President           1998     475,000      20,000             --                --       10,000           --         6,400

---------------

   * The cash bonuses shown above for each year were paid early in the following year.

  ** Includes moving expenses and related costs of $81,275 paid by the company in connection with Mr. Laidlaw's relocation to London and payment for tax preparation services in the amount of $51,500.

 *** At December 31, 2000, the named executives each held shares of restricted common stock, subject to vesting pursuant to the company's restricted stock plan and incentive plan, in the following amounts and having the following aggregate market values at such date:

Mr. Hess        100,000 shares  $7,306,250
Mr. Laidlaw      70,000 shares  $5,114,375
Mr. Collins      45,000 shares  $3,287,813
Mr. Schreyer     45,000 shares  $3,287,813
Mr. Walker       20,000 shares  $1,461,250

      To the extent paid on the company's common stock generally, dividends accrue on shares of restricted stock and are held in escrow until vesting, at which time they are paid with interest at short-term market rates to the named executives. At December 31, 2000, the named executives held book value appreciation units under the restricted stock plan in the following amounts and having the corresponding market value at such date:

Mr. Hess         50,000 units    $384,500
Mr. Laidlaw      40,000 units    $307,600
Mr. Collins      25,000 units    $192,500
Mr. Schreyer     25,000 units    $192,500
Mr. Walker       10,000 units    $ 76,900

      Each book value appreciation unit entitles the holder to a cash payment equal to the increase, if any, in the book value per share of common stock over the five-year vesting period of the restricted stock. No further awards could be granted under the restricted stock plan after 1997.

**** Amounts shown in column (i) represent matching contributions of the company credited to the named executive officers under the company's employees' savings and stock bonus plan.

  STOCK OPTIONS

     On December 6, 2000, the compensation committee approved awards of non-qualified stock options. No stock appreciation rights were granted to executive officers for 2000. The following table sets forth information concerning individual grants of stock options made under the incentive plan for the last fiscal year to each of the named executive officers:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR*

                                                       INDIVIDUAL GRANTS
                                    -------------------------------------------------------
                                     NUMBER OF     PERCENT OF TOTAL
                                     SECURITIES      OPTIONS/SARS     EXERCISE
                                     UNDERLYING       GRANTED TO      OR BASE                 GRANT DATE
                                    OPTIONS/SARS     EMPLOYEES IN      PRICE     EXPIRATION     PRESENT
               NAME                  GRANTED(#)      FISCAL YEAR       ($/SH)       DATE      VALUE($)**
               (A)                      (B)              (C)            (D)         (E)           (F)
               ----                 ------------   ----------------   --------   ----------   ----------
John B. Hess,.....................    100,000           11.61          60.25       12/6/10     2,018,000
  Chairman of the Board and
  Chief Executive Officer

W. S. H. Laidlaw,.................     60,000            6.96          60.25       12/6/10     1,210,800
  President and Chief Operating
  Officer

J. Barclay Collins,...............     40,000            4.64          60.25       12/6/10       807,200
  Executive Vice President

John Y. Schreyer,.................     40,000            4.64          60.25       12/6/10       807,200
  Executive Vice President

F. Borden Walker,.................     20,000            2.32          60.25       12/6/10       403,600
  Senior Vice President

---------------
 * This table includes information about stock options awarded by the compensation committee effective December 6, 2000 as part of compensation in respect of the last fiscal year. These options become fully exercisable December 6, 2001, except that options may become exercisable earlier in full in cases of death, disability, normal retirement or change of control. At the discretion of the compensation committee, upon early retirement of an awardee, options not then exercisable may become exercisable in proportion to the amount of time elapsed in the non-exercisability period to the early retirement date. The options remain exercisable until December 6, 2010, except in cases of termination of employment for reasons other than death, disability or normal retirement, in which case options remain exercisable only for specified periods. If a grantee's employment terminates before these options become exercisable, they will be forfeited.

** The grant date present values shown in the above table have been determined using the Black-Scholes option pricing model. This model, like all pricing models, requires assumptions, and therefore the amounts shown should not necessarily be considered indicative of the present value of the amounts that may actually be realized. The following assumptions were made for purposes of this valuation: expected life of seven years for each option; volatility of 22.5% (based on historical annualized volatility of the common stock over the seven-year period ending December 6, 2000); risk-free rate of return of 5.33%; and dividend yield of 1.0%.

     The following table sets forth information as to the named executives regarding the values of unexercised options under the incentive plan as of the end of the last fiscal year:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                    NUMBER OF                VALUE OF UNEXERCISED
                                 SHARES                        UNEXERCISED OPTIONS/              IN-THE-MONEY
                               ACQUIRED ON      VALUE           SARS AT FY-END(#)          OPTIONS/SARS AT FY-END($)
            NAME               EXERCISE(#)   REALIZED($)   (EXERCISABLE/UNEXERCISABLE)*   (EXERCISABLE/UNEXERCISABLE)
             (A)                   (B)           (C)                   (D)                            (E)
            ----               -----------   -----------   ----------------------------   ---------------------------
John B. Hess,................     --             --              654,000/100,000              11,110,078/1,281,250
  Chairman of the Board and
  Chief Executive Officer

W. S. H. Laidlaw,............    50,000       1,151,750           370,000/60,000                 5,806,875/768,750
  President and Chief
  Operating Officer

J. Barclay Collins,..........    45,000         882,500           203,000/40,000                 3,400,003/512,500
  Executive Vice President

John Y. Schreyer,............     --             --               248,000/40,000                 4,334,065/512,500
  Executive Vice President

F. Borden Walker,............     --             --                86,500/20,000                 1,549,911/256,500
  Senior Vice President

---------------

  RETIREMENT PLANS

     The following table shows the estimated annual pension benefits payable to a covered participant at normal retirement age under the company's employees' pension plan, a qualified defined benefit pension plan and a nonqualified supplemental plan that provides benefits, paid from a trust established and funded by the company, that would otherwise be paid to participants under the pension plan but for limitations imposed by the Internal Revenue Code:

                               PENSION PLAN TABLE

                                  YEARS OF SERVICE
               ------------------------------------------------------
REMUNERATION      15        20         25          30          35
------------      --        --         --          --          --
 $  700,000    $168,000  $224,000  $  280,000  $  336,000  $  392,000
  1,200,000     288,000   384,000     480,000     576,000     672,000
  1,800,000     432,000   576,000     720,000     864,000   1,008,000
  2,400,000     576,000   768,000     960,000   1,152,000   1,344,000
  2,800,000     672,000   896,000   1,120,000   1,344,000   1,568,000

     A participant's remuneration covered by the pension plan and the supplemental plan is the greater of:

     - twelve times the participant's average monthly compensation (as reported on an annual basis in columns (c) and (d) of the summary compensation table) in the 36 consecutive months (or the number of consecutive months of employment, if fewer) of highest compensation during the 120 months immediately preceding the participant's retirement date, and

     - the participant's average annual compensation in any three calendar years during the ten calendar years immediately preceding the participant's retirement date.

     Benefits shown are computed as a straight life annuity beginning at age 65 and do not reflect the offset for a portion of social security benefits as required under the pension plan. Covered compensation for the named executives as of December 31, 2000 was: Mr. Hess: $2,105,000; Mr. Laidlaw: $1,793,333; Mr.
Collins: $998,333; Mr. Schreyer: $998,333, and Mr. Walker, $590,000.

     The years of credited service for the named executives under the pension plan and, except for Mr. Schreyer, the supplemental plan as of February 1, 2001 are as follows: Mr. Hess, 23 years; Mr. Laidlaw, 19 years; Mr. Collins, 16 years; Mr. Schreyer, 10 years; and Mr. Walker, 4 years. As of February 1, 2001, Mr. Schreyer had 36 years of credited service under the supplemental plan under a determination of the compensation committee that gave Mr. Schreyer credit for 26 years of prior service with his previous employer for purposes of determining benefits under the supplemental plan. However, retirement benefits payable to Mr. Schreyer in connection with his prior employment will be deducted from benefits payable under the supplemental plan.

  EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The company has entered into change in control termination benefit agreements with executive officers and certain other officers of the company. These agreements provide for lump sum cash payments equal to a multiple of an executive's annual compensation if the executive is actually or constructively terminated within 24 months following a change in control, as defined in the agreements. For these purposes, annual compensation consists of the executive's base pay at the date of his termination or immediately before the change in control, whichever is higher, plus the greater of his or her target bonus for the year in which the change in control occurs or the highest bonus earned in the three fiscal years preceding the change in control. The multiple of annual compensation received is three times for the named executive officers (other than Mr. Walker) and two times for Mr. Walker and all other officers with whom such agreements were entered into.

     In addition, the executive is entitled to receive a pro rata portion of his or her target bonus for the fiscal year in which termination occurs. The executive is also entitled to receive continuation of major medical, dental and other welfare benefits for 24 months following termination (36 months in the case of the named executive officers other than Mr. Walker). The agreements provide for immediate vesting of retirement benefits upon termination and certain other ancillary benefits.

     For purposes of these agreements, constructive termination includes a reduction in base salary or target annual bonus or a material adverse change in the nature or scope of the executive's authorities or responsibilities.

     Mr. Schreyer has an agreement with the company which provides credit for prior service and determines benefits payable under the company's nonqualified supplemental retirement plan, as more fully described above under "Retirement Plans."

     Awards granted to employees under the incentive plan, including the named executive officers, are subject to accelerated vesting and, at the compensation committee's discretion, cash-out upon the occurrence of a change of control, as defined in the incentive plan.

  DIRECTORS' COMPENSATION

     Each director who is not an employee of the company or any of its subsidiaries receives an annual fee of $55,000 for membership on the board of directors and a fee of $1,000 for each board of directors' and stockholders' meeting attended. These directors receive an additional annual fee of $4,000 for membership on each committee of the board of directors on which such director serves and a fee of $1,000 for each committee meeting attended. However, each such director who is a member of the executive committee receives an additional annual fee of $75,000, but no fee for meetings attended. The members of the executive committee are Nicholas F. Brady, John B. Hess, Thomas H. Kean, W. S.
H. Laidlaw, John Y. Schreyer, William I. Spencer and Robert F. Wright. Messrs. Hess, Laidlaw and Schreyer are employees of the company and receive no additional compensation for serving on any committee of the board of directors.

     In addition, each non-employee director receives 200 shares of common stock in the beginning of each year. These awards are made from treasury shares purchased by the company in the open market.

  COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee of the board of directors is responsible for approving and administering the company's compensation policies for executive officers and approving the compensation of the chief executive officer of the company.

     Executive Compensation Policies. The company's executive compensation policies are designed to attract and retain executives and motivate them to achieve the company's business goals through a combination of cash and stock-based compensation. The key elements of executive compensation consist of cash salary, cash bonuses, stock option awards, and restricted stock awards.

     Cash Compensation. The company's goal is to target total cash compensation, using a combination of salary and cash bonus, at the 75th percentile of that of a group of surveyed industrial companies, if specified performance incentives are met. This level of cash compensation was selected in recognition of the company's need to remain competitive in attracting and retaining talented executives to work as part of a small management team functioning in a demanding corporate and market environment. In the past, the company relied almost exclusively on salaries to deliver the targeted level of cash compensation. However, since the introduction of an annual cash bonus plan two years ago, the company's goal is to rely increasingly on cash bonuses in an effort to relate a greater portion of cash compensation to performance.

     Salary. In determining salary levels for executive officers, the compensation committee considers the following subjective and quantitative factors:

     - job level and responsibility,

     - individual performance,

     - recent corporate performance, including results of operations, success in implementing corporate strategy and long-term goals and development of future strategies, and

     - the objective of targeting cash compensation at the company's desired percentile benchmark.

For 2000, the compensation committee relied on two surveys: first, a survey of over 500 industrial companies with revenues comparable to the company, including four companies also included in Standard & Poor's Oil (Domestic
Integrated) -- 500 Stock Index discussed under "Performance Graph," and a survey comprising 11 major integrated oil and gas companies including four companies also included in the stock index.

     Cash Bonus. The annual cash bonus plan approved by the compensation committee for 2000 for executive officers, including the named executive officers, has both quantitative and discretionary elements. A target bonus was established for each executive officer. Fifty percent of the target bonus is based on attainment of a specified target level of a quantitative corporate performance measure, net income before interest and special items, and the other fifty percent of the bonus is discretionary. For business unit executive officers, including one of the named executive officers, one-third of the executive officer's cash bonus is based on attainment of the corporate performance measure, one-third is based on attainment of a specified performance measure for the executive officer's business unit, and one-third is discretionary.

     The weightings were developed to provide for a quantifiable performance incentive, but also to permit discretion to adjust compensation to meet survey percentile benchmarks and to take account of unusual competitive market demands for specific skills, unforeseen conditions like a material change in the price assumptions underlying the quantitative component, and individual performance relative to peers. Payouts may range from zero to 150% of each component of the target bonus, based on the percentage attainment of the corporate and business unit performance measures and, with respect to the discretionary component, the compensation committee's determination of an appropriate amount.

     In 2000, the company achieved 204% of the corporate performance goal and 193% of the business unit performance goal for the exploration and production business unit, 66% for the retail business unit and 187% for the refining and marketing business unit. Accordingly, formula payouts were 150% of target, except for the retail unit. Discretionary bonus payouts averaged 139% of the discretionary target.

     In addition, for 2000, the compensation committee approved a special discretionary bonus for executive officers for two principal reasons. First, the committee determined it was appropriate to acknowledge the unusually good corporate performance in 2000. The company achieved earnings of over $1 billion, more than twice the earnings of 1999 and more than 50% greater than the highest earnings it has ever recorded. Secondly, the committee recognized that while cash salaries for executive officers are generally at or above the 75th percentile of salaries among the surveyed companies, cash target bonuses in 2000 were significantly below such percentile for cash bonus compensation in the surveys. In an effort to align cash bonuses with market levels, the committee decided to increase 2001 target bonuses under the plan, while continuing for the most part to freeze salaries. The committee believed that a special bonus in excess of the amounts paid out under the cash bonus plan previously approved for 2000 was necessary as a transition to future bonus plan levels. Although this results in total cash compensation for some executive officers in excess of the 75th percentile in 2000, the committee believes that this restructuring will ultimately bring the amount and composition of total cash compensation more in line with its objective and with market practices. Cash compensation in excess of $1 million to the named executive officers is not deductible for federal income tax purposes.

     Long-Term Compensation -- Incentive Plan. The incentive plan, which was amended and restated in 1999 and approved by the board of directors and later by stockholders at last year's annual meeting, was developed to align senior management's compensation more closely with the interests of stockholders. The incentive plan provides the compensation committee with authority to grant various types of stock-based and other compensation, including performance awards, stock options, restricted stock, deferred stock, dividend equivalents and stock appreciation rights. The compensation committee believes that a plan of this type affords the compensation committee the flexibility to design compensation packages that provide appropriate remuneration to attract and retain talented executives, while at the same time providing incentives to maximize shareholder value.

     Awards under the incentive plan to executive officers have been primarily option-based, as the compensation committee determined this would align executive and stockholder interests most closely, and would be most accounting efficient in that no charge to earnings is recorded upon the grant of stock options. The compensation committee's reliance on stock options for a significant portion of long-term compensation comports with the common practice by large industrial companies, including major oil companies.

     However, the committee has determined that grants of restricted stock, vesting in five years, are useful to support retention of employees. The annual aggregate grant levels will depend on the company's performance levels as well as oil industry and general industry benchmarks.

     Long-Term Compensation -- 2000 Awards. In December 2000, the compensation committee granted a combination of stock options and restricted stock to executive officers of the company. The aggregate number of shares awarded to all executive officers and other participating employees was approximately 1.3 million, or about 1.5% of the company's outstanding common stock, an amount consistent with industry benchmarks. The awards to executive officers on average are targeted to deliver long-term incentive compensation near the 75(th) percentile of such compensation as established in the benchmark surveys.

     The performance-based nature of the options will permit any compensation paid in respect of the options to a named executive in a fiscal year in excess of $1 million to be deductible by the company for federal income tax purposes. Compensation paid in respect of restricted stock, however, will not be deductible.

     Compensation of the Chief Executive Officer. Mr. Hess' cash compensation for 2000 was established in the manner discussed above for all executive officers. Mr. Hess' combined salary and bonus for 2000 were well below the 75th percentile cash compensation benchmark for chief executive officers as determined from the surveys.

     In approving the award of stock options and restricted stock shown in the summary compensation table to Mr. Hess for 2000, the compensation committee again followed the principles set forth above in establishing long-term compensation for all executive officers for 2000. Based on comparative analyses of long-term compensation as published in the surveys, the total present value of Mr. Hess' stock option and restricted stock awards, based on expected option values, was well below the 75th percentile benchmark for chief executive officers as determined from the surveys.

     The compensation committee concluded that the total of Mr. Hess' 2000 cash compensation and the grant date present value of his long-term compensation was reasonable compared with that of his peers and appropriate in view of the success of the critical corporate initiatives to reshape the company that he has continued to oversee, as well as the company's significantly improved financial performance in 2000.

Nicholas F. Brady, Chairman
Peter S. Hadley
William I. Spencer
Robert N. Wilson

  PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total shareholder return, assuming reinvestment of dividends, on the company's common stock with the cumulative total return, assuming reinvestment of dividends, of

     - Standard & Poor's 500 Stock Index, which includes the company,

     - Standard & Poor's Oil (Domestic Integrated) - 500 Stock Index, a published industry index which includes the company,

as of each December 31 over a five-year period commencing on December 31, 1995 and ending on December 31, 2000:

                           TOTAL SHAREHOLDER RETURNS
                             (DIVIDENDS REINVESTED)
                            YEARS ENDED DECEMBER 31

                                                      AMERADA HESS                                      OIL (DOMESIC INTEGRATED)-
                                                       CORPORATION                S&P 500 INDEX                    500
                                                      ------------                -------------         -------------------------
1995                                                        100                         100                         100
1996                                                      110.4                      122.96                      126.47
1997                                                      105.8                      163.98                      150.47
1998                                                      96.97                      210.85                      122.16
1999                                                     111.79                      255.21                      151.68
2000                                                     145.23                      231.98                      177.36

OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of the most recent practicable date, information as to the ownership of more than 5% of any class of the company's voting securities by beneficial owners known by the company to hold more than 5% of any such class:

                                                                       AMOUNT AND
                                     NAME AND ADDRESS                  NATURE OF
                                      OF BENEFICIAL                    BENEFICIAL           PERCENT
    TITLE OF CLASS                        OWNER                       OWNERSHIP(A)          OF CLASS
    --------------                   ----------------                 ------------          --------
Common Stock..........  John B. Hess                                   13,540,089(b)(c)(d)   15.13
                        John Y. Schreyer                               10,904,353(b)(c)(e)   12.24
                        Burton T. Lefkowitz                            10,554,451(b)(c)      11.88
                        Nicholas F. Brady                               8,419,224(b)(f)       9.48
                        Thomas H. Kean                                  8,411,624(b)(g)       9.47
                        c/o Amerada Hess Corporation
                        1185 Avenue of the Americas
                        New York, New York 10036
Common Stock..........  AXA Financial, Inc.                             8,088,115(h)           9.2
                        1290 Avenue of the Americas
                        New York, New York 10104
                        AXA                                             8,168,715(h)           9.3
                        25, rue Matignon
                        75008 Paris, France
                        AXA Conseil Vie Assurance Mutuelle              8,168,715(h)           9.3
                        AXA Assurances I.A.R.D. Mutuelle                8,168,715(h)           9.3
                        AXA Assurances Vie Mutuelle                     8,168,715(h)           9.3
                        370, rue Saint Honore
                        75001 Paris, France
                        AXA Courtage Assurance Mutuelle                 8,168,715(h)           9.3
                        26, rue Louis le Grand
                        75002 Paris, France
Common Stock..........  Dodge & Cox                                     5,219,724(i)           5.9
                        One Sansome St., 35th Fl.
                        San Francisco, California 94104
Common Stock..........  T. Rowe Price Associates, Inc.                  4,976,965(j)           5.6
                        100 E. Pratt Street
                        Baltimore, Maryland 21202

---------------

     (a) The information in this table and in the notes thereto was obtained, with respect to AXA Financial, Inc., et al., Dodge & Cox, and T. Rowe Price Associates, Inc. from Schedules 13G filed by such reporting persons with the Securities and Exchange Commission in February 2001. Information with respect to Messrs. Hess, Schreyer, Lefkowitz, Brady and Kean is as of February 1, 2001, and with respect to the others is as of December 31, 2000. The individual amounts and percentages shown for Messrs. Hess, Schreyer, Lefkowitz, Brady and Kean should not be added because they reflect shared beneficial ownership. Similarly amounts and percentages shown for individual entities within the AXA group should not be added for the same reason.

     (b) This amount includes 3,197,206 shares held by the estate of Leon Hess and 140,218 shares held by four corporations of which the estate of Leon Hess owns the voting preferred stock having at least 80% of the total voting power of all classes of stock. John B. Hess, as an executor of the estate, has sole voting power over this stock and shares dispositive power with Messrs. Schreyer, Lefkowitz, Brady and Kean, who are the other executors. This amount also includes 5,071,400 shares held by a charitable lead annuity trust established under the will of

Leon Hess. Mr. Hess has sole voting power over the stock held by this trust and shares dispositive power over such stock with Messrs. Schreyer, Lefkowitz, Brady and Kean, who are the other trustees of this trust.

     (c) This amount includes 2,145,627 shares held by the Hess Foundation, Inc. of which Messrs. Hess, Lefkowitz and Schreyer are directors and as to which they share voting and dispositive power.

     (d) This amount includes:

     - 646,452 shares owned directly by Mr. Hess, as to which he has sole voting and dispositive power,

     - 292,554 shares held by three trusts for the benefit of Mr. Hess and his children, as to which Mr. Hess is trustee and has sole voting and dispositive power,

     - 100,000 shares held in escrow under the company's restricted stock plan and incentive plan over which Mr. Hess has voting but not dispositive power,

     - 654,000 shares underlying options to purchase common stock, as to which he has no voting or dispositive power until they are acquired upon exercise of the options,

     - 12,538 shares vested in the name of Mr. Hess under the employees' savings and stock bonus plan as to which he has sole dispositive power and sole voting power over 6,194 shares, and

     - 1,280,094 shares held by a family corporation, the preferred stock of which is held by a trust and 33 1/3% of the common stock of which is owned by a trust for the benefit of Mr. Hess and his children, of which Mr. Hess is trustee. The preferred stock of this corporation has 99% of the total voting power of all classes of stock of this corporation. Mr. Hess has sole voting and dispositive power over the shares held by this corporation.

     (e) This amount includes:

     - 23,000 shares owned directly by Mr. Schreyer, as to which he has sole voting and dispositive power,

     - 45,000 shares held in escrow for Mr. Schreyer under the company's restricted stock plan and incentive plan over which Mr. Schreyer has voting but not dispositive power,

     - 248,000 shares underlying options to purchase common stock, as to which he has no voting or dispositive power until they are acquired upon exercise of the options,

     - 3,567 shares vested in the name of John Y. Schreyer under the employees' savings and stock bonus plan, as to which he has sole dispositive power and sole voting power over 1,862 shares, and

     - 30,335 shares held by four trusts as to which Mr. Schreyer has shared voting and dispositive power.

     (f) This amount includes 10,400 shares held directly by Mr. Brady, as to which he has sole voting and dispositive power.

     (g) This amount includes 2,800 shares held directly by Mr. Kean, as to which he has sole voting and dispositive power.

     (h) A Schedule 13G was filed pursuant to a joint filing agreement by AXA Financial, Inc.; AXA, which beneficially owns a majority interest in AXA Financial, Inc.; and AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Mutuelle and

AXA Courtage Assurance Mutuelle (collectively, the "Mutuelles AXA"), which as a group control AXA. AXA Financial, Inc.'s filing is in its capacity as parent holding company with respect to Alliance Capital Management L.P., a registered investment adviser which holds 8,087,415 shares on behalf of client discretionary investment advisory accounts, and The Equitable Life Assurance Society of the United States, an insurance company and registered investment adviser which holds 700 shares. AXA's filing is in its capacity as parent holding company with respect to AXA Investment Managers-U.K., which holds 4,000 shares, and AXA Rosenberg (U.S.), which holds 76,600 shares. The filing of the Mutuelles AXA as a group is in the capacity as parent holding company with respect to the holdings of all the foregoing AXA entities. Each of the Mutuelles AXA and AXA may be deemed to have sole voting power with respect to 4,602,213 shares, shared voting power with respect to 697,707 shares, sole dispositive power with respect to 8,092,115 shares, and shared dispositive power with respect to 76,600 shares. AXA Financial, Inc. may be deemed to have sole voting power with respect to 4,563,613 shares, shared dispositive power with respect to 697,707 shares, and sole dispositive power with respect to 8,088,115 shares.

     (i) This amount includes 4,864,024 shares as to which such beneficial owner has sole voting power, 44,200 shares as to which such beneficial owner has shared voting power, and 5,219,724 shares as to which such beneficial owner has sole dispositive power.

     (j) These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934,
T. Rowe Price Associates, Inc. is deemed to be a beneficial owner of such securities; however, T. Rowe Price Associates, Inc. expressly disclaims that it is, in fact, the beneficial owner of such securities. T. Rowe Price Associates, Inc. has sole voting power with respect to 1,411,761 shares and sole dispositive power with respect to 4,976,965 shares.

OWNERSHIP OF EQUITY SECURITIES BY MANAGEMENT

     The table below sets forth as to each director and named executive officer, and all directors and executive officers as a group, information regarding their ownership of equity securities of the company on February 1, 2001. The persons listed below have sole voting and investment power as to all shares indicated except as set forth in the footnotes to the table. Where no information appears in the column "Percent of outstanding shares of common stock owned," the securities held represent less than one percent of the common stock.

                                                           PERCENT OF
                                                          OUTSTANDING    OF TOTAL NUMBER OF
                                                           SHARES OF     SHARES BENEFICIALLY
                                 TOTAL NUMBER OF SHARES   COMMON STOCK    OWNED, NUMBER OF
              NAME               BENEFICIALLY OWNED(A)       OWNED          OPTION SHARES
              ----               ----------------------   ------------   -------------------
Nicholas F. Brady...............        8,419,224(b)          9.48                   --
J. Barclay Collins II...........          252,286            --                 203,000
Peter S. Hadley.................            1,900(c)         --                      --
John B. Hess....................       13,540,089(d)         15.13              654,000
Edith E. Holiday................            1,800            --                      --
William R. Johnson..............            1,800            --                      --
Thomas H. Kean..................        8,411,624(e)          9.47                   --
W. S. H. Laidlaw................          531,752            --                 370,000
Frank A. Olson..................            3,600            --                      --
Roger B. Oresman................           11,160            --                      --
John Y. Schreyer................       10,904,353(f)         12.24              248,000
William I. Spencer..............            2,300            --                      --
F. Borden Walker................          113,944            --                  86,500
Robert N. Wilson................            2,500            --                      --
Robert F. Wright................          120,689            --                      --
All directors and executive
  officers as a group...........       15,300,359(g)         16.89            1,774,500

---------------

     (a) These figures include 785 shares vested in the name of Mr. Collins, 12,538 shares vested in the name of Mr. Hess, 6,052 shares vested in the name of Mr. Laidlaw, 3,567 shares vested in the name of Mr. Schreyer, 444 shares vested in the name of Mr. Walker, and 26,052 shares vested for all executive officers and directors as a group under the employees' savings and stock bonus plan. These individuals and the group have investment power but generally do not have voting power over these shares. However, shares purchased with each such individual's own contributions will be voted by the plan trustee in accordance with such individual's written instructions. These amounts also include 45,000 shares held in escrow under the restricted stock plan and the incentive plan for Mr. Collins, 100,000 shares held in escrow under these plans for Mr. Hess, 70,000 shares held in escrow under these plans for Mr. Laidlaw, 45,000 shares held in escrow under these plans for Mr. Schreyer, 20,000 shares held in escrow under these plans in the name of Mr. Walker and 349,500 shares held in escrow under these plans for all executive officers and directors as a group. As to these shares, these individuals and the group have voting power but not investment power. Holders of stock options do not have the right to vote or any other right of a stockholder with respect to shares of common stock underlying such options until they are exercised.

     (b) See footnotes (b) and (f) to the table under the caption "Ownership of Voting Securities by Certain Beneficial Owners."

     (c) Mr. Hadley holds these shares jointly with his wife and shares voting and investment power.

     (d) See footnotes (b), (c) and (d) to the table under the caption "Ownership of Voting Securities by Certain Beneficial Owners."

     (e) See footnotes (b) and (g) to the table under the caption "Ownership of Voting Securities by Certain Beneficial Owners."

     (f) See footnotes (b), (c) and (e) to the table under the caption "Ownership of Voting Securities by Certain Beneficial Owners."

     (g) Individual amounts and percentages shown for Messrs. Brady, Hess, Kean and Schreyer cannot be added because they reflect shared beneficial ownership of shares as explained in footnotes (b) and (c) to the table under the caption "Ownership of Voting Securities by Certain Beneficial Owners."

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Based on the recommendation of its audit committee, the board of directors has selected the firm of Ernst & Young LLP as the independent auditors of the company for the fiscal year ending December 31, 2001. Ernst & Young LLP has acted for the company in this capacity since November 1, 1971. The board proposes that the stockholders ratify this selection at the annual meeting.

     If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the board of directors.

     Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will be afforded the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

  AUDIT FEES

     The fees billed for professional services rendered by Ernst & Young LLP for the audit of the company's annual financial statements for the year 2000 and the review of the financial statements included in the company's quarterly reports for 2000 were $2,415,000.

  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed for professional services rendered by Ernst & Young LLP for the year 2000 for information technology consulting services relating to financial information systems design and implementation.

  ALL OTHER FEES

     The aggregate fees billed for all other services rendered by Ernst & Young LLP during 2000 were $6,696,000. Ernst & Young's fees for other services include outsourced internal audit services, tax services, statutory audits and accounting consultations. During 2000, another public accounting firm was engaged to provide future outsourced internal audit services.

                                 OTHER MATTERS

     The board of directors knows of no other matters to come before the meeting. Should any unanticipated business properly come before the meeting, the persons named in the enclosed form of proxy will vote in accordance with their best judgment. The accompanying proxy confers discretionary authority to such persons to vote on any unanticipated matters.

     The cost of preparing and mailing this proxy statement and the accompanying proxy and the cost of solicitation of proxies on behalf of the board of directors will be borne by the company. Solicitation will be made by mail. Some personal solicitation may be made by directors, officers and employees without special compensation, other than reimbursement for expenses. In addition, D. F. King & Co. has been retained to aid in the solicitation. Its fees for this solicitation are not expected to exceed $20,000, exclusive of expenses.

     Proposals which stockholders wish to include in the company's proxy materials relating to the 2002 annual meeting of stockholders must be received by the company no later than November 28, 2001. Notice of any stockholder proposal for the 2002 annual meeting which the proponent does not wish to include in the company's proxy materials for that meeting will be considered untimely if not received by the company on or before February 11, 2002.

     It is important that proxies be returned promptly. Stockholders are urged to date and sign the enclosed proxy and return it promptly in the accompanying envelope, or to vote via the internet or by calling the toll-free number as instructed on the proxy card.

                      By order of the Board of Directors,

                                          CARL T. TURSI
                                               Secretary
New York, New York
March 28, 2001

                                                                        APPENDIX

                            AMERADA HESS CORPORATION

                            AUDIT COMMITTEE CHARTER

A. ORGANIZATION

     1. This Charter governs the operations of the Audit Committee. The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors.

     2. The Committee shall be appointed by the Board of Directors and shall consist of not less than three directors, all of whom are independent of management and the company as determined by the Board of Directors and consistent with the guidelines established by the New York Stock Exchange.

     3. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company.

     4. All members of the Committee shall be financially literate, be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise as determined by the Board of Directors.

     5. The Committee shall meet at least three times per year.

     6. As required by the By-Laws of the Company, the Audit Committee shall report to the Board of Directors after each of its meetings either at the Board meeting which immediately follows the meeting of the Committee or at the next succeeding Board meeting.

     7. The Board of Directors may at any time amend or alter the charter of the Audit Committee.

B. STATEMENT OF POLICY

     1. The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, the investment community, and others relating to the Company's financial statements, the financial reporting practices of the Company, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, the review of the independence of outside auditors and the Company's environmental and safety policies and compliance.

     2. In fulfilling its duties, the Committee should maintain free and open communication between the Committee, the Board of Directors, independent auditors, the internal auditors and management of the Company.

     3. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

C. RESPONSIBILITIES AND PROCESSES

     1. The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board.

     2. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.

     3. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

     4. The Committee should take the appropriate actions to set the overall corporate tone for quality financial reporting.

     5. The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     - Review and reassess the adequacy of the Audit Committee Charter on an annual basis.

     - Establish an understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders.

     - Evaluate, and recommend the selection of, the independent auditors for appointment by the Board (or where appropriate their replacement) and propose such auditors for shareholder approval in any proxy statement.

     - Review with the independent auditors their independence from management and the Company and the matters included in their annual independence statement as required by the Independence Standards Board and consider the compatibility of all non-audit services with the auditors' independence. Specifically, the Committee shall ensure that the auditors submit a formal written statement to the Committee on a periodic basis delineating all relationships between the auditors and the Company, ensure that the outside auditors submit a formal written statement of fees billed for each fiscal year in specified categories of services rendered by the outside auditors as required under rules of the Securities and Exchange Commission, discuss any disclosed relationship with the outside auditors that might impact their objectivity and independence, and recommend appropriate action to the Board of Directors in response to the independent auditors' report to satisfy itself of the auditors' independence.

     - Discuss with management, the internal auditors and the independent auditors:

       -- the annual audit scope and plans for their respective audits;

       -- the adequacy of staffing and related fees;

       -- results of their examinations;

       -- the adequacy and effectiveness of accounting and financial controls.

     - On at least an annual basis:

       -- The Committee shall meet with the independent auditors with and without management present.

       -- The Committee shall meet with the internal auditors with and without management present.

     - Discuss the independent auditors' review of the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purpose of this review.

     - Review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders), including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgements, and the clarity of the disclosures in the financial statements. Discuss the results of the audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     - Based on such review and discussions, determine whether to recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

     - Review environmental and safety policies and programs.

     - Review compliance with the Company's business practice guide and reports on the Company's internal hotline.

     6. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

                            Amerada Hess Corporation
                                     PROXY
                     PROXY SOLICITED BY BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 2, 2001

The undersigned hereby appoints John B. Hess and W.S.H. Laidlaw, or any of them, proxies each with power of substitution, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Amerada Hess Corporation to be held at its offices, 1 Hess Plaza, Route 9, Woodbridge, New Jersey, on May 2, 2001, at 2:00 p.m., local time, and all adjournments thereof, as directed on the reverse side of this card, and in their discretion, upon any other matters which may properly come before the Meeting or any adjournment thereof.

     The undersigned hereby revokes any proxy heretofore given to vote said shares, and hereby ratifies all that said proxies may do at the Meeting or any adjournment thereof.

     Please indicate on the reverse side of this card how your stock is to be voted.

     IF NOT OTHERWISE SPECIFIED, SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1 AND FOR PROPOSAL 2 ON THE REVERSE SIDE OF THIS CARD.

     Receipt of Notice of the Meeting and of the Proxy Statement is hereby acknowledged.
                                                       AMERADA HESS CORPORATION
                                                       P.O. BOX 11213
    (continued and to be signed on reverse side.)      NEW YORK, N.Y. 10203-0213

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND A VOTE FOR
PROPOSAL 2.

1. Election of the following nominees as Directors for three-year terms expiring in 2004.

   [ ] For all nominees listed below
   [ ] Withhold  authority to vote for all nominees listed below
   [ ] Exceptions*

Nominees:  01 - N. F. Brady, 02 - J. B. Collins II,
           03 - T. H. Kean, 04 - F. A. Olson

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)



*Exceptions ____________________________________


2. Ratification of the selection of Ernst & Young LLP as independent auditors for fiscal year ending December 31, 2001.

   For [X]              Against [X]                 Abstain [X]



CHANGE OF ADDRESS AND/OR COMMENTS MARK HERE [X]







                                                                            __|


Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Dated: __________________________________


Signature(s): ___________________________


_________________________________________

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK. [X]

(PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE.)